Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 26, 2025, is entered into by and among The Oncology Institute, Inc., a Delaware corporation (the “Company”), and the several investors signatory hereto (individually as an “Investor” and collectively together with their respective permitted assigns, the “Investors”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement by and among the parties thereto, dated as of March 24, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”).

WHEREAS:

A. Upon the terms and subject to the conditions of the Purchase Agreement, the Company has agreed to issue to the Investors, and the Investors have agreed to purchase, severally and not jointly, an aggregate of up to $16,444,698.86 of (i) shares (the “Initial Investor Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) warrants to purchase shares of Common Stock (the Investor Common Warrants,”) and/or (iii) pre-funded warrants to purchase shares of Common Stock (the “Pre-Funded Warrants”) in each case, pursuant to the Purchase Agreement.

B. Upon the terms and subject to the conditions of that certain Exchange Agreement by and among the Company and the other parties thereto (the “Exchange Parties”), dated as of March 24, 2025 (the “Exchange Agreement”), the Exchange Parties agreed to exchange a portion of their Senior Secured Convertible Notes, originally issued as of August 9, 2022, in exchange for (i) shares of Series A Common Stock Equivalent Convertible Preferred Stock (the “Preferred Stock” and the shares of Common Stock issuable upon conversion of such shares of Preferred Stock, the “Conversion Shares”) and (ii) warrants to purchase shares of Common Stock (together with the Investor Common Warrants, the “Common Warrants” and the Common Warrants together with the Pre-Funded Warrants, the “Warrants”), in each case, pursuant to the Exchange Agreement. The Warrants, the Initial Investor Shares and the Conversion Shares are referred to herein collectively as the “Securities.” The Initial Investor Shares and the Conversion Shares collectively referred to as the “Initial Shares” and the Initial Shares and shares of Common Stock issuable upon exercise of the Warrants, without giving effect to any limitations on exercise of the Warrants, and assuming all of the Warrants are exercised for cash, are collectively referred to herein as the “Shares.”

C. To induce the Investors to enter into the Purchase Agreement or the Exchange Agreement, as applicable, the Company has agreed to provide certain registration rights under the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1.	DEFINITIONS.

For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States, any day the SEC’s Electronic Data Gathering, Analysis and Retrieval service does not accept filings, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(b) “Force Majeure” means any change, event, violation, inaccuracy, circumstance or effect that is caused by (i) acts of God, epidemics, pandemics (including COVID-19) or other calamities, national or international political or social conditions (or the escalation or worsening thereof), (ii) any potential or actual government shutdown, or (iii) any other interruption in the financing, banking, currency or capital markets in general in the United States.

(c) “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.

(d) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and providing for the offering of securities on a continuous basis, and the declaration or ordering of effectiveness of such registration statement(s) by the SEC.

(e) “Registrable Securities” means the Shares and any Common Stock issued or issuable with respect to the Shares as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event (including, as applicable, following or assuming the conversion of the Preferred Stock). Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon the earliest to occur of (i) the date on which the Investors shall have resold all the Registrable Securities covered by the Registration Statement, (ii) such Registrable Securities have been previously sold in accordance with Rule 144, (iii) such securities become eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, and (iv) 3 (three) years after the date of this Agreement.

(f) “Registration Expenses” means all expenses incident to the Company’s performance of, or compliance with, this Agreement, including (without duplication) (i) registration and filing fee expenses incurred by the Company in effecting any registration pursuant to this Agreement, (ii) all registration, qualification, and filing fees, printing expenses, and any other fees and expenses associated with filings required to be made with the SEC, FINRA or any other regulatory authority, (ii) all fees and expenses in connection with compliance with or clearing the Registrable Securities for sale under any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses, and (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance). For the avoidance of doubt, Selling Expenses (as defined below) shall not be deemed “Registration Expenses.”

(g) “Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, that Registers Registrable Securities, including the related prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement as may be necessary to comply with applicable securities laws. “Registration Statement” shall also include a New Registration Statement, as amended when each became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the SEC.

(h) “SEC” means the U.S. Securities and Exchange Commission.

(i) “SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff (whether or not publicly-available); provided, that any such oral guidance, comments, requirements or requests are reduced to writing by the SEC (and shared with the Investors if not publicly-available) and (ii) the Securities Act.

(j) “Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all similar fees and commissions relating to the Investors’ disposition of the Registrable Securities.

2.	REGISTRATION.

(a) Mandatory Registration. The Company shall, as promptly as reasonably practicable and in any event no later than 45 days after the Closing Date (the “Filing Deadline”), prepare and file with the SEC an initial Registration Statement (the “Initial Registration Statement”) covering the resale of all Registrable Securities. Before filing the Registration Statement, the Company shall furnish to the Investors a copy of the Registration Statement. The Investors and their counsel shall have at least five Business Days prior to the anticipated filing date of a Registration Statement to review and comment upon such Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus, prior to its filing with the SEC. Subject to any SEC comments, such Registration Statement shall include the plan of distribution substantially in the form attached hereto as Exhibit A. The Company shall (a) use commercially reasonable efforts to address in each such document prior to being so filed with the SEC such comments as the Investor or its counsel reasonably proposed by the Investor, and (b) not file any Registration Statement or related prospectus or any amendment or supplement thereto containing information regarding the Investor to which Investor reasonably objects, unless such information is required (in the opinion of the Company) to comply with any applicable law, regulation, SEC Guidance or listing standard. The Investors shall furnish all information reasonably requested by the Company and as shall be reasonably required in connection with any registration referred to in this Agreement.

(b) Effectiveness. The Company shall use its commercially reasonable efforts to have the Initial Registration Statement and any amendment declared effective by the SEC by the earlier of (a) the 60th calendar day following the initial filing date of the Initial Registration Statement if the SEC notifies the Company that it will “review” the Initial Registration Statement (or the 90th calendar day following the initial filing date of the Initial Registration Statement in the case of a full review by the SEC) and (b) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement will not be “reviewed” or will not be subject to further review; provided, that in no event shall the deadline for the effectiveness of the Initial Registration Statement be earlier than the fifth Business Day following the date on which the Company files its Definitive Proxy Statement or Annual Report on Form 10-K that includes the disclosures required by Part III of Form 10-K, which shall be filed no later than April 30, 2025 (the “Effectiveness Deadline”). The Company shall notify the Investor by e-mail as promptly as practicable, and in any event, within three Business Days, after the Registration Statement is declared effective or is supplemented and shall provide the Investor with copies of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use commercially reasonable efforts to keep the Initial Registration Statement continuously effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investors of all of the Registrable Securities covered thereby at all times until the earliest to occur of the following events: (i) the date on which the Investors shall have resold all the Registrable Securities covered thereby; and (ii) the date on which the Registrable Securities may be resold by the Investors without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 under the Securities Act or any other rule of similar effect (the “Registration Period”). The Initial Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(c) Sufficient Number of Shares Registered. In the event the number of shares available under the Initial Registration Statement at any time is insufficient to cover the Registrable Securities, the Company shall, to the extent necessary and permissible, amend the Initial Registration Statement or file a new registration statement (together with any prospectuses or prospectus supplements thereunder, a “New Registration Statement”), so as to cover all of such Registrable Securities as soon as reasonably practicable, but in any event not later than ten Business Days after the necessity therefor arises (the “New Registration Filing Deadline”). The Company shall use its commercially reasonable efforts to have such amendment and/or New Registration Statement become effective as soon as reasonably practicable following the filing thereof but no later than the earlier of (a) the 60th calendar day following the initial filing date of the New Registration Statement if the SEC notifies the Company that it will “review” the New Registration Statement (or the 90th calendar day following the initial filing date of the New Registration Statement in the case of a full review by the SEC) and (b) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the New Registration Statement will not be “reviewed” or will not be subject to further review; provided, that if the New Registration Statement Filing Deadline falls after February 14 of any particular year, in no event shall the deadline for the effectiveness of the New Registration Statement be earlier than the fifth Business Day following the date on which the Company files its Definitive Proxy Statement or Annual Report on Form 10-K that includes the disclosures required by Part III of Form 10-K, which shall be filed no later than April 30 of such year (the earlier of such dates, the “New Registration Effectiveness Deadline”). The provisions of Section 2(a) and (b) shall apply to the New Registration Statement, except as modified hereby.

(d) Liquidated Damages. If (i) the Initial Registration Statement has not been filed by the Filing Deadline, (ii) the Initial Registration Statement has not been declared effective by the Effectiveness Deadline, (iii) the New Registration Statement has not been filed by the New Registration Filing Deadline, (iv) the New Registration Statement has not been declared effective by the New Registration Effectiveness Deadline or (v) after any Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update such Registration Statement), but excluding any Allowed Delay (as defined below) or, if the Registration Statement is on Form S-1, for a period of 45 days following the date on which the Company files a post-effective amendment to incorporate the Company’s Annual Report on Form 10-K (a “Maintenance Failure”), then the Company will make pro rata payments to each Investor then holding Registrable Securities, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount paid pursuant to the Purchase Agreement or the aggregate principal amount exchanged pursuant to the Exchange Agreement, as applicable, by such Investor for such Registrable Securities then held by such Investor for each 30-day period or pro rata for any portion thereof during which the failure continues (the “Blackout Period”); provided, that, no liquidated damages shall be payable if the Company’s failure was caused by any Force Majeure. Such payments shall constitute the Investors’ exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. The amounts payable as liquidated damages pursuant to this paragraph shall be paid in cash no later than five Business Days after each such 30-day period following the commencement of the Blackout Period until the termination of the Blackout Period (the “Blackout Period Payment Date”). Interest shall accrue at the rate of 1.0% per month on any such liquidated damages payments that shall not be paid by the Blackout Period Payment Date until such amount is paid in full. Notwithstanding the above, in no event shall the aggregate amount of liquidated damages (or interest thereon) paid under this Agreement to any Investor exceed, in the aggregate, 5.0% of the aggregate purchase price (or the aggregate principal amount exchanged) for the Shares acquired by such Investor under the Purchase Agreement or the Exchange Agreement, as applicable. Notwithstanding anything in this Section 2(d) to the contrary, during any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities because any Investor fails to furnish information required to be provided pursuant to Section 2(a) or Section 4(a) within five Business Days of the Company’s request, any liquidated damages that would otherwise accrue as to such Investor only shall be tolled until such information is delivered to the Company.

(e) Allowable Delays. On no more than two occasions and for not more than 30 consecutive days or for a total of not more than 60 days in any 12 month period, the Company may delay the effectiveness of the Initial Registration Statement or any other Registration Statement, or suspend the use of any prospectus included in any Registration Statement, in the event that the Company determines in good faith that such delay or suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that, subject to the provisions of Section 5, the Company shall promptly (a) notify each Investor in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to such Investor any material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

3.	RELATED COMPANY OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be Registered pursuant to Section 2, including on the Initial Registration Statement or on any New Registration Statement, the Company shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) Notifications. The Company will promptly notify the Investors promptly of the time when any subsequent amendment to the Initial Registration Statement or any New Registration Statement, other than documents incorporated by reference, has been filed with the SEC and/or has become effective or where a receipt has been issued therefor or any subsequent supplement to a prospectus has been filed and of any request by the SEC for any amendment or supplement to the Registration Statement, any New Registration Statement or any prospectus or for additional information.

(b) Amendments. The Company will prepare and file with the SEC any amendments, post-effective amendments or supplements to the Initial Registration Statement, any New Registration Statement or any related prospectus, as applicable, that, (A) as may be necessary to keep such Registration Statement effective for the Registration Period and to comply with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the distribution of all of the Registrable Securities covered thereby, or (B) in the reasonable opinion of the Investors and the Company, as may be necessary or advisable in connection with any acquisition or sale of Registrable Securities by the Investors.

(c) Investor Review. The Company will not file any amendment or supplement to the Registration Statement, any New Registration Statement or any prospectus, other than documents incorporated by reference, relating to the Investors, the Registrable Securities or the transactions contemplated hereby, unless (A) the Investors and their counsel shall have been advised and afforded the opportunity to review and comment thereon at least three Business Days prior to filing with the SEC and (B) the Company shall have given reasonable due consideration to any comments thereon received from the Investors or their counsel.

(d) Copies Available. The Company will furnish to any Investor whose Registrable Securities are included in any Registration Statement and its counsel copies of the Initial Registration Statement, any prospectus thereunder (including all documents incorporated by reference therein), any prospectus supplement thereunder, any New Registration Statement and all amendments to the Initial Registration Statement or any New Registration Statement that are filed with the SEC during the Registration Period (including all documents filed with or furnished to the SEC during such period that are deemed to be incorporated by reference therein), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment) and such other documents as Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Investor that are covered by such Registration Statement, in each case as soon as reasonably practicable upon such Investor’s request and in such quantities as such Investor may from time to time reasonably request; provided, that the Company shall not be required to furnish any document to the Investors to the extent such document is available on EDGAR.

(e) Notification of Stop Orders; Material Changes. The Company shall use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order as soon as practicable. The Company shall advise the Investors promptly (but in no event later than 24 hours) and shall confirm such advice in writing, in each case: (i) of the Company’s receipt of notice of any request by the SEC or any other federal or state governmental authority for amendment of or a supplement to the Registration Statement or any prospectus or for any additional information; (ii) of the Company’s receipt of notice of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of any prospectus or prospectus supplement, or any New Registration Statement, or of the Company’s receipt of any notification of the suspension of qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or contemplated initiation of any proceeding for such purpose; and (iii) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in any Registration Statement or any prospectus untrue or which requires the making of any additions to or changes to the statements then made in any Registration Statement or any prospectus in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend any Registration Statement or any prospectus to comply with the Securities Act or any other law. The Company shall not be required to disclose to the Investors the substance of specific reasons of any of the events set forth in clause (i) to (iii) of the immediately preceding sentence (each, a “Suspension Event”), but rather, shall only be required to disclose that the event has occurred. If at any time the SEC, or any other federal or state governmental authority shall issue any stop order suspending the effectiveness of any Registration Statement or prohibiting or suspending the use of any prospectus or prospectus supplement, the Company shall use its commercially reasonable efforts to obtain the withdrawal of such order at the earliest practicable time. The Company shall furnish to the Investors, without charge, a copy of any correspondence from the SEC or the staff of the SEC, or any other federal or state governmental authority to the Company or its representatives relating to the Initial Registration Statement, any New Registration Statement or any prospectus, or prospectus supplement as the case may be. In the event of a Suspension Event set forth in clause (iii) of the second sentence of this Section 3(e), the Company will use its commercially reasonable efforts to publicly disclose such event as soon as reasonably practicable, or otherwise resolve the matter such that sales under Registration Statements may resume; provided, that if the Company has a bona fide business purpose for not making such information public, the Company may suspend the use of all Registration Statements for up to 60 consecutive calendar days, provided, further, that the Company may not suspend the use of all Registration Statements more than twice, or for more than 90 total calendar days, in each case during any twelve month period.

(f) Confirmation of Effectiveness. If reasonably requested by an Investor at any time in respect of any Registration Statement, the Company shall deliver to such Investor a written confirmation from the Company of whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not such Registration Statement is currently effective and available to the Company for sale of Registrable Securities.

(g) Listing. The Company shall use best efforts to cause (i) all shares of Common Stock included in the Registrable Securities, and (ii) all shares of Common Stock issuable upon exercise of the Warrants (to the extent such shares are Registrable Securities) to be listed on the Nasdaq Capital Market (or such other national securities exchange on which the Company’s Common Stock is then listed).

(h) Compliance. The Company shall otherwise use best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Investor in writing if, at any time during the Registration Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investor is required to deliver a prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder, and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least 12 months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3(h), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

(i) Blue-Sky. To the extent required by applicable law, the Company shall use its commercially reasonable efforts to register or qualify or cooperate with the Investor and its counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or “Blue Sky” laws of such jurisdictions reasonably requested by the Investor; provided, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(i), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(i), or (iii) file a general consent to service of process in any such jurisdiction.

(j) Rule 144. With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until such date as there are no longer Registrable Securities; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish electronically to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(k) Cooperation. The Company shall cooperate with the holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates or uncertificated shares representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144 free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the holders of the Registrable Securities may reasonably request to the extent permitted by such Registration Statement or Rule 144 to effect sales of Registrable Securities; for the avoidance of doubt, the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System.

4.	OBLIGATIONS OF THE INVESTORS.

(a) Investor Information. Each Investor shall provide a completed Investor Questionnaire in the form attached hereto as Exhibit B or such other form of questionnaire or information reasonably required by the Company in connection with the registration of the Registrable Securities no later than the end of the fifth (5th) Business Day following the date on which such Investor receives draft materials in accordance with Section 2(a) (the “Information Deadline”). If the Company has not received such completed Questionnaire from an Investor by the Information Deadline, the Company may file the Registration Statement without including such Investor’s Registrable Securities. No Investor shall be named as an “underwriter” in any Registration Statement without the Investor’s prior written consent; provided that, if the SEC requests that an Investor be identified as a statutory underwriter in the Registration Statement, then such Investor will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Company, in which case the Company’s obligation to register such Investor’s Registrable Securities shall be deemed satisfied or (ii) be included as such in the Registration Statement.

(b) Suspension of Sales. Each Investor, severally and not jointly with any other Investor, agrees that, upon receipt of any notice from the Company of the existence of an Allowed Delay or Suspension Event as set forth in Section 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Investor’s receipt of a notice from the Company confirming the resolution of such Allowed Delay or Suspension Event and that such dispositions may again be made.

5.	OTHER AGREEMENTS.

(a) Notwithstanding anything in this Agreement to the contrary, in the event that the Company believes that a notice or communication required by this Agreement to be delivered to any Investor contains material, nonpublic information relating to the Company, its securities, any of its affiliates or any other Person, the Company shall so indicate to such Investor prior to delivery of such notice or communication, and such indication shall provide such Investor the means to refuse to receive such notice or communication; and in the absence of any such indication, the Investors and their respective affiliates, agents and representatives shall be allowed to presume that all matters relating to such notice or communication do not constitute material, nonpublic information relating to the Company, its securities, any of its affiliates or any other Person. In the event of a breach of any of the foregoing covenants by the Company, any of its affiliates, or any of its or their respective officers, directors (or equivalent persons), employees, attorneys, agents or representatives, in addition to any other remedies otherwise available at law or in equity, each of the Investors shall have the right to make a public disclosure in the form of a press release or otherwise, of the applicable material nonpublic information without the prior approval by the Company or any of its affiliates, officers, directors (or equivalent persons), employees, stockholders, attorneys, agents or representatives, and no Investor (nor any of its affiliates, agents or representatives) shall have any liability to the Company, any of its affiliates or any of its or their respective officers, directors (or equivalent persons), employees, stockholders, attorneys, agents or representatives for any such disclosure.

(b) Notwithstanding the foregoing, to the extent the Company reasonably and in good faith determines that it is necessary to disclose material non-public information to any of the Investors in order to comply with its obligations hereunder (a “Necessary Disclosure”), the Company shall inform counsel to such Investor (which, with respect to the Exchange Parties, shall be Katten Muchin Rosenman LLP (Attn: Mark D. Wood and Jonathan D. Weiner)) of such determination without disclosing the applicable material non-public information, and the Company and such counsel on behalf of the applicable Investor shall endeavor to agree upon a process for making such Necessary Disclosure to the applicable Investor or its representatives that is mutually acceptable to such Investor and the Company (an “Agreed Disclosure Process”). Thereafter, the Company shall be permitted to make such Necessary Disclosure (only) in accordance with the Agreed Disclosure Process. In furtherance of (but without limiting) the foregoing, at any time on or after the effective date of the Resale Shelf Registration Statement, any Investor may deliver written notice (an “Opt Out Notice”) to the Company requesting that such Investor thereafter not receive notices from the Company otherwise required by this Agreement, other than notices of Suspension Events to the extent applicable to such Investor; provided, however, that such Investor may later revoke any such Opt Out Notice in writing. Following receipt of an Opt-Out Notice from any Investor (unless such Opt-Out Notice is subsequently revoked), the Company shall not deliver any such notices to such Investor, and such Investor shall no longer be entitled to the rights associated with any such notice or conditioned upon the receipt of or response to any such notice.

6.	EXPENSES OF REGISTRATION.

All Registration Expenses incurred in connection with registrations pursuant to this Agreement shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Investors shall be borne by the Investors pro rata on the basis of the number of Registrable Securities so registered.

7.	INDEMNIFICATION.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investors, each Person, if any, who controls the Investors, the members, the directors, officers, partners, employees, members, managers, agents, representatives and advisors of the Investors and each Person, if any, who controls the Investors within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, obligation, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs and costs of preparation), reasonable and documented attorneys’ fees, amounts paid in settlement or reasonable and documented expenses (collectively, “Claims”), reasonably incurred and documented in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus, or any amendment or supplement thereof, or (ii) any violation or alleged violation by the Company or any of its subsidiaries of the Securities Act, Exchange Act or any other state securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered or any rule or regulation promulgated thereunder applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration of the Registrable Securities (the matters in the foregoing clauses (i) and (ii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable and documented out-of-pocket legal fees or other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with (x) information furnished in writing to the Company by the Investors or such Indemnified Person specifically for use in such Registration Statement or prospectus and was reviewed and approved in writing by such Investor or such Indemnified Person expressly for use in connection with the preparation of any Registration Statement, any prospectus or any such amendment thereof or supplement thereto, if such in each case if the foregoing was timely made available by the Company (which, for the avoidance of doubt, such approval may be in the form of an electronic communication from counsel to such Investor or Indemnified Person, as applicable) or (y) to the extent that such information relates to such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in a Registration Statement, any prospectus or in any amendment or supplement thereto (it being understood that the Investor has approved Exhibit A hereto for this purpose); (B) with respect to any superseded prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, and the Indemnified Person was promptly advised in writing not to use the outdated, defective or incorrect prospectus prior to the use giving rise to a Violation; (C) shall not be available to the extent such Claim is based on a failure of the Indemnified Person to deliver, or cause to be delivered, if required the prospectus to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities; and (D) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

(b) In connection with the Initial Registration Statement, any New Registration Statement or any prospectus, each Investor, severally and not jointly, agrees to indemnify, hold harmless and defend, the Company, each of its directors, each of its officers who signed the Initial Registration Statement or signs any New Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any Violation, in each case to the extent that such Violation occurs in reliance upon and in conformity with (i) information about such Investor furnished in writing by such Investor to the Company and reviewed and approved in writing by such Investor or such Indemnified Person (which, for the avoidance of doubt, such approval may be in the form of an electronic communication from counsel to such Investor or Indemnified Person, as applicable) expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement, any prospectus or any such amendment thereof or supplement thereto or (ii) information relating to such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in a Registration Statement, any prospectus or in any amendment or supplement thereto (it being understood that the Investor has approved Exhibit A hereto for this purpose). In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 7 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by any Investor pursuant to Section 9.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 7 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Indemnified Person or the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Person or the Indemnified Party in connection with the defense thereof; provided, that an Indemnified Person or Indemnified Party (together with all other Indemnified Persons and Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the Indemnified Party or Indemnified Person in respect to or arising out of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing, or wrongdoing or malfeasance by or on behalf of, the Indemnified Party or Indemnified Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 7, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any Person receiving a payment pursuant to this Section 7 which person is later determined to not be entitled to such payment shall return such payment (including reimbursement of expenses) to the person making it.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

8.	CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law in proportion to the relative fault of the indemnifying party and the indemnified party; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 8 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by such seller from the sale of such Registrable Securities giving rise to such contribution obligation.

9.	ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of the Investors holding a majority of the Registrable Securities then outstanding (determined as if all of the Warrants then outstanding have been exercised without regard to any limitations on the exercise of such Warrants); provided, however, that in any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Company is a party and in which the Registrable Securities are converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investor in connection with such transaction unless such securities are otherwise freely tradable by the Investor after giving effect to such transaction, and the prior written consent of the Investors holding a majority of the Registrable Securities then outstanding (determined as if all of the Warrants then outstanding have been exercised without regard to any limitations on the exercise of such Warrants) shall not be required for such transaction.  An Investor may transfer or assign its rights hereunder, in whole or from time to time in part, to one or more Persons in connection with the transfer of the Registrable Securities (including Registrable Securities issuable upon exercise of Warrants) held by such Investor to such Person; provided, that such Investor complies with all laws applicable thereto and the provisions of the Purchase Agreement or the Exchange Agreement, as applicable, and provides written notice of assignment to the Company promptly after such assignment is effected, and such Person agrees in writing to be bound by all of the provisions contained herein. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investor and its successors and permitted assigns.

10.	AMENDMENTS AND WAIVERS.

The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, or waived only by a written instrument executed by (i) the Company and (ii) the holders of a majority of the then outstanding Registrable Securities (determined as if all of the Warrants then outstanding have been exercised without regard to any limitations on the exercise of such Warrants); provided, that any party may give a waiver as to itself and provided further that any amendment, modification, supplement or waiver that disproportionately and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor or each Investor, as applicable. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of one or more Investors and that does not adversely directly or indirectly affect the rights of other Investors may be given by Investors holding a majority of the Registrable Securities (determined as if all the Non-Voting Shares then outstanding have been converted into Common Stock and all of the Warrants then outstanding have been exercised without regard to any limitations on the conversion of such Non-Voting Shares or exercise of such Warrants) to which such waiver or consent relates.

11.	MISCELLANEOUS.

(a) Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given (a) when delivered if personally delivered to the party for whom it is intended, (b) when delivered, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the earlier of (x) confirmation of receipt or (y) the opening of business on the recipient’s next Business Day, (c) three days after having been sent by certified or registered mail, return-receipt requested and postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt:

i. If to the Company, addressed as follows:

c/o The Oncology Institute, Inc.

18000 Studebaker Road, Suite 800

Cerritos, CA 90703

Attention: Daniel Virnich and Mark Hueppelsheuser

Email: DanielVirnich@theoncologyinstitute.com; MarkHueppelsheuser@theoncologyinstitute.com with a copy (which shall not constitute notice):

c/o Latham & Watkins LLP

10250 Constellation Blvd, Suite 1100

Century City, CA 90067

Attention: Steven Stokdyk and Brent Epstein Email: steven.stokdyk@LW.com; brent.epstein@LW.com

ii. If to any Investor, at its e-mail address or address set forth on its signature page to the Purchase Agreement or the Exchange Agreement, as applicable, or to such e-mail address, or address as subsequently modified by written notice given in accordance with this Section 11.

Any Person may change the address to which notices and communications to it are to be addressed by notification as provided for herein.

(b) Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

(c) Governing Law; Submission to Jurisdiction; Venue; Waiver of Trial by Jury. The provisions of Section 8.4 of the Purchase Agreement are incorporated by reference herein mutatis mutandis.

(d) Integration. This Agreement, the Purchase Agreement (or, with respect to the Exchange Parties, the Exchange Agreement) and the Warrants (including all schedules and exhibits hereto and thereto) constitute the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral.

(e) Headings. The titles, subtitles and headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(f) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf signature including any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

(g) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(h) Contract Interpretation. This Agreement is the joint product of each Investor and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(i) No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement any rights, remedies, claims, benefits, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including, without limitation, any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as a third party beneficiary with respect to this Agreement or the transactions contemplated hereby.

(j) Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

(k) Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, stockholder, general or limited partner or member of the Investors or of any affiliates or assignees thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, stockholder, general or limited partner or member of the Investors or of any affiliates or assignees thereof, as such for any obligation of the Investors under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.

(m) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

THE ONCOLOGY INSTITUTE, INC.

By: /s/ Daniel Virnich
Name: Daniel Virnich
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

DEERFIELD PARTNERS, L.P.

By: Deerfield Mgmt, L.P., General Partner

By: J.E. Flynn Capital, LLC, General Partner

By: /s/ Elliot Press

Name: Elliot Press

Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By: Deerfield Mgmt IV, L.P., General Partner

By: J.E. Flynn Capital IV, LLC, General Partner

By: /s/ Elliot Press

Name: Elliot Press

Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

DEERFIELD PRIVATE DESIGN FUND V, L.P.

By: Deerfield Mgmt V, L.P., General Partner

By: J.E. Flynn Capital V, LLC, General Partner

By: /s/ Elliot Press

Name: Elliot Press

Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

PARIAN GLOBAL TOI LP

By: /s/ Zachary Clair Miller

Name: Zachary Clair Miller

Title: Managing Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

M33 GROWTH I LP

By: /s/ Gabe Ling

Name: Gabe Ling

Title: Founder

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

NEEM PARTNERS LLC

By: /s/ Prashant Gupta

Name: Prashant Gupta

Title: Managing Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

RAB VENTURES (DFP) LLC

By: /s/ Richard A. Barasch

Name: Richard A. Barasch

Title: Managing Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

PACALA ENTERPRISES, LLC

By: /s/ Mark Pacala

Name: Mark Pacala

Title: Owner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

NIRAJ JAVERI

By: /s/ Niraj Javeri

Name: Niraj Javeri

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

AJAVERI RD LLC

By: /s/ Akshay Javeri

Name: Akshay Javeri

Title: Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

ANDREW RALPH

By: /s/ Andrew Ralph

Name: Andrew Ralph

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

BRAD HIVELY

By: /s/ Brad Hively

Name: Brad Hively

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

DANIEL VIRNICH

By: /s/ Daniel Virnich

Name: Daniel Virnich

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

KAREN JOHNSON

By: /s/ Karen Johnson

Name: Karen Johnson

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

YALE PODNOS

By: /s/ Yale Podnos

Name: Yale Podnos

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

JEREMY N. CASTLE

By: /s/ Jeremy N. Castle

Name: Jeremy N. Castle

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

ROBERT CARTER

By: /s/ Robert Carter

Name: Robert Carter

[Signature Page to Registration Rights Agreement]

Exhibit A

PLAN OF DISTRIBUTION

[Intentionally Omitted]

Exhibit B

Investor Questionnaire

[Intentionally Omitted]